                       SECURITIES AND EXCHANGE COMMISSIONs

                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of
earliest event reported):                                      February 28, 2002

                             UNITED NATIONAL BANCORP
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)


000-16931                                                  22-2894827
--------------------------------------------------------------------------------
(Commission file number)                       (IRS employer identification no.)



             1130 Route 22 East, Bridgewater, New Jersey             08807-0010
-------------------------------------------------------------------------------
                     (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code: (908) 429-2200
--------------------------------------------------------------------------------

Item 5. Other Events.

See Press Release, attached hereto as Exhibit 99.


Item 7. Exhibits.

Exhibit no.             Description

     99                 Press Release dated February 28, 2002.

                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                               UNITED NATIONAL BANCORP



                               By: /s/ Thomas C. Gregor
                                  ----------------------------------------------
                                  Thomas C. Gregor, Chairman, President and
                                  Chief Executive Officer


Dated:   February 28, 2002

                                INDEX TO EXHIBITS

EXHIBIT NO.                DESCRIPTION

  99                       Press Release dated February 28, 2002.